UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2013

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

__________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 16, 2013, Pernix Therapeutics Holdings, Inc. (“Pernix”) received approval from the NASDAQ Stock Market to transfer its stock listing from NYSE MKT LLC to The NASDAQ Global Market effective  with the opening of the market on January 28, 2013.  Pernix’s common stock will continue to trade under the symbol “PTX.”

Item 8.01	Other Events

On January 17, 2013, Pernix issued a press release announcing the transfer of its common stock to The NASDAQ Global Market.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Exhibit Number	Description

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated January 17, 2013

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: January 17, 2013	By:	/s/ Cooper C. Collins
Cooper C. Collins
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release by Pernix Therapeutics Holdings, Inc. dated January 17, 2013